                                                                    EXHIBIT 4.2

              SECOND AMENDED AND RESTATED MODIFICATION AGREEMENT


     This Agreement is made as of the 15th day of May, 1997 between Echelon Corporation, a Delaware corporation ("Echelon"), Motorola, Inc., a Delaware corporation ("Motorola"), Quantum Industrial Partners LDC, a Cayman Islands exempted limited duration company ("Quantum"), EdVenture Capital Corporation, a Michigan corporation ("EdVenture") (Motorola, Quantum and EdVenture are collectively referred to hereinafter as the "Series B, C and/or D Purchasers"),
M. Kenneth Oshman ("Oshman"), A. C. Markkula, Jr. ("Markkula"), and certain entities controlled by Oshman and Markkula (collectively, the "Oshman and Markkula Entities"), those purchasers of shares of Series A Preferred Stock of Echelon and certain of their transferees (the "Series A Purchasers") pursuant to the Series A Preferred Stock Purchase Agreement dated as of January 6, 1989 (the "Series A Agreement"), and those purchasers of shares of Series E Preferred Stock of Echelon (the "Series E Purchasers") pursuant to two Series E Preferred Stock Purchase Agreements, each dated as of May 15, 1997 (collectively, the "Series E Agreement").


                                   RECITALS
                                   --------


     A. Pursuant to the Amended and Restated Modification Agreement dated October 7, 1994 (the "Prior Modification Agreement"), the Series A Purchasers, Motorola, EdVenture, Quantum, Oshman, Markkula, and certain entities controlled by Oshman and Markkula, were granted certain rights with respect to the registration of Echelon's securities under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in Section 1 of the Prior Modification Agreement.

     B. On October 22, 1991, all 6,249,500 shares of Echelon's outstanding Series A Preferred Stock automatically converted into 6,249,500 shares of Echelon's Common Stock pursuant to the automatic conversion provisions of Echelon's Restated and Amended Certificate of Incorporation.

     C. Echelon proposes to sell to the Series E Purchasers 2,000,000 shares of its Series E Preferred Stock (the "Series E Preferred") pursuant to the Series E Agreement. Echelon further proposes to grant to certain of the Series E Purchasers warrants to purchase up to 400,000 shares of the Series E Preferred (the "Series E Warrants"). Echelon desires to give the Series E Purchasers the rights as set forth herein with respect to the Series E Preferred, including the Series E Preferred issuable upon exercise of the Series E Warrants.

     D. Echelon has requested, and the Series A Purchasers, Motorola, Quantum, EdVenture, Oshman, Markkula and certain entities controlled by Oshman and Markkula have agreed, that the registration rights set forth in Section 1 of the Prior Modification Agreement shall be of no further force and effect, and that the rights granted herein to the Series A Purchasers, Motorola, Quantum, EdVenture, Oshman, Markkula, certain entities controlled by Oshman and Markkula, and the Series E Purchasers shall supersede the registration rights granted in the Prior Modification Agreement.

     E. Pursuant to Section 3.3 of the Prior Modification Agreement, the holders of a majority of the Registrable Securities (as defined in the Prior Modification Agreement) may amend the provisions of the Prior Modification Agreement on behalf of all of the parties to the Prior Modification Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:


                                   SECTION 1

                RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
                ----------------------------------------------
              COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS
              ---------------------------------------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Conversion Stock" means the Common Stock issued or issuable pursuant
           ----------------
to conversion of the Preferred Stock and the Common Stock issued upon the conversion of the Series A Preferred Stock.

          "Executive Stock" means any shares of Common Stock beneficially owned
           ---------------
by Oshman and Markkula and entities controlled by Oshman and Markkula, whether beneficially owned as of the date of this Agreement or acquired hereafter.

          "Holder" shall mean (i) Oshman, (ii) Markkula, (iii) entities
           ------
controlled by Oshman and Markkula, (iv) any Series A Purchaser holding Registrable Securities, (v) Motorola, (vi) Quantum, (vii) EdVenture, (viii) any Series E Purchaser and (ix) any such person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with
Section 1.14 hereof.

          "Initiating Holders" shall mean any Holders or transferees of Holders
           ------------------
under Section 1.14 hereof who in the aggregate are Holders of greater than 50% of the Registrable Securities.

          "Investor" shall mean any Series A Purchaser, Motorola, Quantum,
           --------
EdVenture, Oshman, Markkula, certain entities controlled by Oshman and Markkula, or any Series E Purchaser.

          "Preferred Stock" shall mean the Series B Preferred Stock ("Series B
           ---------------
Preferred"), the Series C Preferred Stock ("Series C Preferred"), the Series D Preferred Stock (the "Series D Preferred") and the Series E Preferred, including the Series E Preferred issuable upon exercise of the Series E Warrants.

          "Registrable Securities" means (i) the Executive Stock, (ii) the
           ----------------------
Conversion Stock, and (iii) any Common Stock of Echelon issued or issuable in respect of the Executive Stock or Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred Stock, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or available for sale in the opinion of counsel to Echelon within a given three month period pursuant to Rule 144 or any other applicable exemption that allows for resale free of the registration requirements set forth under Section 5 of the Securities Act.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as otherwise
           ---------------------
stated below, incurred by Echelon in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Echelon, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Echelon which shall be paid in any event by Echelon) and the reasonable fees and disbursements of one counsel for all Holders in the event of a requested registration provided for in Section 1.5 hereof and in the event of two Company registrations pursuant to Section 1.6 hereof.

          "Restricted Securities" shall mean the securities of Echelon required
           ---------------------
to bear the legend set forth in Section 1.3 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.

      1.2 Restrictions on Transferability.  The Preferred Stock and the
          -------------------------------
Conversion Stock (as defined above) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred Stock or such Common Stock held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

      1.3  Restrictive Legend.  Each certificate representing (i) the Preferred
           ------------------
Stock, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Preferred Stock or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASON ABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

           Each Investor and Holder consents to Echelon making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 1.

      1.4  Notice of Proposed Transfers.  The holder of each certificate
           ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than, except as otherwise provided below, (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Investors to any of its partners, or retired partners, or to the estate of any of its partners or retired partners), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to Echelon of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to Echelon addressed to Echelon, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to Echelon. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and Echelon such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding anything in this Section
1.4 to the contrary, prior to the closing of Echelon's first underwritten public offering pursuant to an effective registration statement under the Securities Act, Echelon may decline to allow any transfer of Restricted Securities which would result in Echelon becoming subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

      1.5 Requested Registration.
          ----------------------

          (a) Request for Registration.  In case Echelon shall receive from
              ------------------------
Initiating Holders a written request that Echelon effect any registration, qualification or compliance with respect to not less than 1,500,000 shares (appropriately adjusted for stock splits, stock dividends, recapitalizations and the like) of Registrable Securities, Echelon will:

              (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

              (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by Echelon within 20 days after receipt of such written notice from Echelon;

          Provided, however, that Echelon shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                     (1) In any particular jurisdiction in which Echelon would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Echelon is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                     (2) Prior to the date one year after the effective date of Echelon's first registered public offering of its stock;

                     (3) During the period starting with the date sixty (60) days prior to Echelon's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of Echelon (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that Echelon is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                     (4) After Echelon has effected two such registrations pursuant to this subparagraph 1.5(a), and such registrations have been declared or ordered effective; provided, however, that if a registration request made by the Initiating Holders is subsequently withdrawn at any time by the request of the Holders of a majority of the Registrable Securities to be registered, the Holders shall forfeit their right to one requested registration pursuant to this Section 1.5; provided further, however, that if at the time of such withdrawal, the Holders have learned of a materially adverse change in the financial condition, business or prospects of Echelon from that known to the Initiating Holders at the time of their request, the withdrawal shall not result in such a forfeit of the Holder's rights to a requested registration pursuant to this Section 1.5;

                     (5) If Echelon shall furnish to such Holders a certificate signed by the President of Echelon stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Echelon or its stockholders for a registration statement to be filed in the near future, then Echelon's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holders.

          Subject to the foregoing clauses (1) through (5), Echelon shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting. In the event that a registration pursuant to Section
              ------------
1.5 is for a registered public offering involving an underwriting, Echelon shall so advise the Holders as part of the notice given pursuant to Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          Echelon shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to Echelon's reasonable approval. Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then Echelon shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in pro portion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, Echelon or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Echelon, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

      1.6 Company Registration.
          --------------------

          (a)  Notice of Registration. If at any time or from time to time
               ----------------------
Echelon shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, Echelon will:

               (i) promptly give to each Holder written notice thereof (Echelon shall further provide Motorola with such notice a list of the jurisdictions in which Echelon intends to qualify under the blue sky laws of such jurisdictions); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from Echelon, by any Holder.

          (b)  Underwriting. If the registration of which Echelon gives notice
               ------------
is for a registered public offering involving an underwriting, Echelon shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event the right of any Holder to registration pursuant to
Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Echelon and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Echelon. Notwithstanding any other provision of this
Section 1.6, if the managing underwriter or Echelon determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter or Echelon may limit or exclude entirely the Registrable Securities to be included in such registration. Echelon shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, Echelon may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to Echelon and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (c)  Right to Terminate Registration.  Echelon shall have the right to
               -------------------------------
terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

      1.7 Registration on Form S-3.
          ------------------------

          (a) If any Holder or Holders holding in the aggregate not less than 5% of the then outstanding Registrable Securities request that Echelon file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and Echelon is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, Echelon shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that Echelon shall not be required to effect more than one registration pursuant to this Section 1.7 in any six (6) month period. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

          (b) Notwithstanding the foregoing, Echelon shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which Echelon would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Echelon is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if Echelon, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to Echelon's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of Echelon (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that Echelon is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if Echelon shall furnish to such Holder a certificate signed by the President of Echelon stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Echelon or its stockholders for registration statements to be filed in the near future, then Echelon's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder.

     1.8  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
Closing Date, Echelon shall not enter into any agreement granting any holder or prospective holder of any securities of Echelon registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

      1.9 Expenses of Registration.
          ------------------------

          (a)  All Registration Expenses incurred in connection with (i) two
(2) registrations pursuant to Section 1.5, and (ii) all registrations pursuant to Section 1.6, shall be borne by Echelon. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

          (b) All Registration Expenses and Selling Expenses incurred in connection with a registration pursuant to Section 1.7 shall be borne pro rata by the Holder or Holders requesting the registration on Form S-3 according to the number of Registrable Securities included in such registration.

     1.10 Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by Echelon pursuant to this Section 1, Echelon will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense Echelon will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed; and

          (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

     1.11 Indemnification.
          ---------------

          (a) Echelon will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission
(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Echelon of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Echelon in connection with any such registration, qualification or compliance, and Echelon will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Echelon will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Echelon by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify Echelon, each of its directors and officers, each underwriter, if any, of Echelon's securities covered by such a registration statement, each person who controls Echelon or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Echelon, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Echelon by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of securities under such Registration Statement. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 1 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 1.11.

          (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.12 Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to Echelon such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as

Echelon may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

      1.13 Rule 144 Reporting. With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of Echelon, Echelon agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that Echelon becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

           (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Echelon under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

           (c) So long as an Investor owns any Restricted Securities to furnish to the Investor forthwith upon request a written statement by Echelon as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Echelon for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Echelon, and such other reports and documents of Echelon and other information in the possession of or reasonably obtainable by Echelon as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

      1.14 Transfer of Registration Rights.  The rights to cause Echelon
           -------------------------------
to register securities granted Holders under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to Echelon in connection with any transfer or assignment of Registrable Securities by a Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 100,000 shares of Registrable Securities issued upon conversion thereof (appropriately adjusted for stock splits, stock dividends, recapitalizations and the like). Notwithstanding the foregoing, the rights to cause Echelon to register securities may be assigned to any constituent partner of an Investor without compliance with item (ii) above, provided written notice thereof is promptly given to Echelon.

      1.15 Standoff Agreement. Each Holder agrees, in connection with Echelon's
           ------------------
initial public offering of Echelon's securities that, upon request of Echelon or the underwriters managing any underwritten offering of Echelon's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of Echelon or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of Echelon who own stock of Echelon also agree to such restrictions.

     1.16  Termination of Registration Rights.  The registration rights granted
           ----------------------------------
pursuant to Section 1 shall terminate as to each Holder at the earlier of (i) such time as a public market for Echelon's Common Stock exists and all Registrable Securities held by such Holder may, in the opinion of counsel to Echelon (which opinion shall be concurred in by counsel for such Holder), be sold within a given three (3) month period pursuant to Rule 144 or any other applicable exemption that allows for resale free of registration or, other than with respect to affiliates of Echelon, or (ii) on the expiration of ten (10) years following the date of this Agreement.


                                   SECTION 2

                  TERMINATION OF PRIOR MODIFICATION AGREEMENT
                  -------------------------------------------

     In consideration of the rights granted herein, the Prior Modification Agreement is hereby null and void and of no further force and effect.


                                   SECTION 3

                                 MISCELLANEOUS
                                 -------------

     3.1   Governing Law.  This Agreement shall be governed in all respects by
           -------------
the internal laws of the State of Delaware.

     3.2   Successor and Assigns.  Except as otherwise provided herein, the
           ---------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     3.3   Entire Agreement; Amendment.  This Agreement constitutes the full and
           ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by Echelon and the holders of a majority of the Registrable Securities.

     3.4   Effectiveness. This Agreement in its entirety shall be effective upon
           -------------
the execution by Echelon, the Series E Purchasers and the record holders of a majority of (i) the Common Stock held by Oshman and Markkula and entities controlled by Oshman and Markkula, (ii) the Common Stock issued or issuable upon conversion of the outstanding Series B Preferred, Series C Preferred and Series D Preferred, and (iii) the Common Stock issued upon conversion of the Series A Preferred, which conversion occurred on October 22, 1991.

     3.5   Aggregation of Stock.  All shares of Preferred Stock and Common Stock
           --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      3.6 Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, to the address of such Holder as set forth on the records of Echelon, or to such address as such Holder shall have furnished to Echelon in writing, or, until any such Holder so furnishes an address to Echelon, then to the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (b) if to Echelon, one copy shall be sent to 4015 Miranda Avenue, Palo Alto, California 94304 and addressed to the attention of the President, or at such other address as Echelon shall have furnished to the Investors.

      3.7 Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power, or remedy occurring to any Holder, upon any breach or default of Echelon under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, as of or in any similar breach or default therein occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

      3.8 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      3.9 Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     The foregoing agreement is hereby executed as of the date first above written.


                                             ECHELON CORPORATION


                                             By:
                                                --------------------------------
                                                Oliver R. Stanfield,
                                                Vice President


                                             "SERIES B, C AND/OR D PURCHASERS"


                                             MOTOROLA, INC.


                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------


                                             QUANTUM INDUSTRIAL PARTNERS LDC


                                             By
                                               ---------------------------------

                                             Title:


                                             EDVENTURE CAPITAL CORPORATION


                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------

                               "OSHMAN AND MARKKULA ENTITIES"



                               ------------------------------------------------
                               M. Kenneth Oshman and



                               ------------------------------------------------
                               Barbara S. Oshman, Trustees of the Oshman
                               Trust Dated July 10, 1979



                               ------------------------------------------------
                               Armas Clifford Markkula, Jr. and



                               ------------------------------------------------
                               Linda K. Markkula, Trustees of the Arlin Trust, Dated May 29, 1980



                               ------------------------------------------------
                               Armas Clifford Markkula, Jr. and



                               ------------------------------------------------
                               Linda K. Markkula, Trustees of the Restated
                               Arlin Trust Dated 12/12/90


                               MARKKULA FAMILY LIMITED PARTNERSHIP


                               By:
                                  ---------------------------------------------

                               Title:__________________________________________



                               ------------------------------------------------
                               Thomas E. Bailard, Trustee of the Kristi Kathryn Markkula Trust Dated October 28, 1980

                              "SERIES A PURCHASERS"



                              --------------------------------------------------
                              Gibson Anderson, Jr. and Margaret Anderson,
                              Trustees of the Gibson and Margaret Anderson
                              Trust U/A Dated July 21, 1982


                              ASSOCIATED VENTURE INVESTORS



                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              ASSOCIATED VENTURE INVESTORS-PGF


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              ASSOCIATED VENTURE INVESTORS II


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              AVI PARTNERS N.V.


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------

                              AVI PARTNERS II N.V.


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------



                              ------------------------------------------------
                              Stanley Bac



                              ------------------------------------------------
                              David F. Bellet


                              ________________________________________________
                              David F. Bellet - Trustee Profit Sharing Plan DLJSC - Cust. FBO David F. Bellet


                              BESSEMER VENTURE PARTNERS II L.P.


                              By:_____________________________________________

                              Title:__________________________________________



                              ------------------------------------------------
                              Gene Pearce Carter and



                              ------------------------------------------------
                              Patricia Jo-Ann Carter Trustees, Carter Family Trust UDT 4/29/85


                              CHAMBERLAIN FAMILY ASSOCIATES


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------

                              -----------------------------------------------
                              Sidney R. Cohen


                              CPFIC, INC.


                              By:_____________________________________________

                              Title:__________________________________________


                              CROWN ASSOCIATES III, A LIMITED PARTNERSHIP


                              By:
                                 -----------------------------------------------

                              Title:
                                    ------------------------------------------



                              CROWN-GLYNN ASSOCIATES, A LIMITED PARTNERSHIP


                              By:
                                 -----------------------------------------------

                              Title:
                                    ------------------------------------------





                              ------------------------------------------------
                              Tully M. Friedman, Trustee
                              Tully M. Friedman Revocable Trust U/A/D
                              1/3/80



                              ------------------------------------------------
                              Robert Gemmell, Jr.

                              GLYNN EMERGING OPPORTUNITY FUND


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              John W. Glynn, Jr. Trustee, Glynn Family Trust U/A/D 6/27/94


                              GLYNN VENTURES III, L.P.


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Michael P. Groom, Trustee or his Successor,
                              Under the Michael P. Groom Revocable Living
                              Trust Dated August 6, 1991


                              ________________________________________________
                              John J. Hagenbuch


                              THE FRANCES J. HARRIS IRA


                              By:
                                 ---------------------------------------------

                              Title:__________________________________________

                              THE STEPHEN E. HARRIS IRA


                              By:
                                 ---------------------------------------------

                              Title:__________________________________________



                              ------------------------------------------------
                              F. Warren Hellman and



                              -------------------------------------------------
                              Patricia Christina Hellman, Trustees of the
                              Hellman Family Revocable Trust, Dated
                              December 17, 1984, as the same has been and may be amended


                              STANLEY & MARION HERZSTEIN REVOCABLE TRUST


                              By:
                                 -----------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Douglas M. Kaplan, Trustee for the Aimee E.
                              Loewenstern 1980 Trust



                              ------------------------------------------------
                              William E. Kerwin


                              KLEINER PERKINS CAUFIELD & BYERS IV


                              By:_____________________________________________

                              Title:__________________________________________

                              ________________________________________________
                              David J. Larson



                              ------------------------------------------------
                              Stephen L. LaVaute


                              ________________________________________________
                              Patricia A. Livingston, Trustee of Trust B Under the Anthony R. Livingston and Patricia A. Livingston Revocable Trust Dated February 23, 1990



                              ------------------------------------------------
                              Karen Loewenstern



                              ------------------------------------------------
                              Walter Loewenstern, Jr., Trustee of the Walter Loewenstern, Jr. Separate Property Trust U/D/T Dated February 12, 1990



                              ------------------------------------------------
                              Armas Clifford Markkula, Jr. and



                              ------------------------------------------------
                              Linda Kathryn Markkula, Trustees of the
                              Restated Arlin Trust Dated 12/12/90


                              MATRIX PARTNERS II, L.P.


                              By:
                                 -----------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Robert R. Maxfield, Trustee UA DTD 12/14/87, as Amended

                              MAYFIELD ASSOCIATES


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              MAYFIELD VI


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Philip M. McGrath and



                              ------------------------------------------------
                              Mary E. McGrath, as Community Property



                              ------------------------------------------------
                              Daryl Messinger


                              MOHR, DAVIDOW VENTURES II
                              By: WHD/LGM Partners, General Partner

                              By:
                                 ---------------------------------------------

                              Title: William H. Davidow, General Partner



                              ------------------------------------------------
                              Richard M. Moley

                              NEUBERGER & BERMAN TRUST
                              COMPANY TRUSTEE THE CROWN TRUST


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              THE 1976 MOLDAW FAMILY TRUST


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              NSH ASSOCIATES


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              O-S VENTURES


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              DAVID ROSS OSHMAN FIRST 1976 TRUST


                              By:_____________________________________________

                              Title:__________________________________________

                              ------------------------------------------------
                              M. Kenneth Oshman and



                              ------------------------------------------------
                              Barbara S. Oshman, Trustees of the M. Kenneth Oshman and Barbara S. Oshman Trusts Dated
                              July 10, 1979



                              ------------------------------------------------
                              M. Kenneth Oshman, Trustee of the Elizabeth
                              Lee Melchor 1982 Trust



                              ------------------------------------------------
                              M. Kenneth Oshman, Trustee of the Laura
                              Saunders Melchor 1984 Trust



                              ------------------------------------------------
                              M. Kenneth Oshman, Trustee of the William
                              Lane Melchor 1983 Trust


                              PETER LAWRENCE OSHMAN SEPARATE PROPERTY TRUST


                              By:_____________________________________________

                              Title:__________________________________________


                              MARGO PERLSTEIN PARMACET TRUST


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Robert Pinzler

                              ------------------------------------------------
                              Bradley Robins



                              ------------------------------------------------
                              Arthur Rock



                              ------------------------------------------------
                              Laurance S. Rockefeller



                              ------------------------------------------------
                              Steven J. Rosston


                              ROYBAL FAMILY TRUST: PHILIP M.
                              ROYBAL & JULIE A. ROYBAL, TRUSTEES
                              U/D 6/28/82


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------



                              ------------------------------------------------
                              Fayez Sarofim


                              SAXE FAMILY PARTNERSHIP


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              SECOND VENTURES, L.P.


                              By:_____________________________________________

                              Title:__________________________________________

                              ------------------------------------------------
                              William P. Sharpe



                              ------------------------------------------------
                              Henry Singleton


                              3COM CORPORATION


                              By:_____________________________________________

                              Title:__________________________________________


                              U.S. VENTURE PARTNERS III


                              By:_____________________________________________

                              Title:__________________________________________


                              U.S.V. ENTREPRENEUR PARTNERS


                              By:_____________________________________________

                              Title:__________________________________________


                              VENROCK ASSOCIATES


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------

                              VENROCK ASSOCIATES II, L.P.


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              J.H. WHITNEY & CO.


                              By:
                                 ---------------------------------------------

                              Title:
                                    ------------------------------------------


                              WS INVESTMENT COMPANY 88B


                              By:
                                 ---------------------------------------------

                              Title:__________________________________________

                                   "SERIES E PURCHASERS"



                                   /s/ M. Kenneth Oshman
                                   -------------------------------------------
                                   M. Kenneth Oshman and

                                   /s/ Barbara Oshman
                                   -------------------------------------------
                                   Barbara S. Oshman,
                                   Trustees of the Oshman Trust
                                   Dated July 10, 1979


                                   O-S VENTURES


                                   By:   /s/ M. Kenneth Oshman
                                         -------------------------------------
                                   Title: Managing General Partner


                                   /s/ Armas Clifford Markkula, Jr.
                                   -------------------------------------------
                                   Armas Clifford Markkula, Jr. and

                                   /s/ Linda K. Markkula
                                   -------------------------------------------
                                   Linda K. Markkula, Trustees of the Restated
                                   Arlin Trust Dated 12/12/90


                                   MARKKULA FAMILY LIMITED
                                   PARTNERSHIP

                                   By  /s/ Armas Markkula, Jr.
                                       ---------------------------------------
                                   Name:
                                   Title:


                                   /s/ Robert R. Maxfield
                                   -------------------------------------------
                                   Robert R. Maxfield
                                   Trustee, UA DTD 12/14/87, as Amended

                                                   /s/ Richard M. Moley
                                                   -----------------------------
                                                   Richard M. Moley


                                                   /s/ Arthur Rock
                                                   -----------------------------
                                                   Arthur Rock



                                                   VENROCK ASSOCIATES


                                                   By: /s/ Peter O. Crisp
                                                       -------------------------

                                                   Title: General Partner
                                                          ----------------------


                                                   VENROCK ASSOCIATES II, L.P.

                                                   By: /s/ Peter O. Crisp
                                                       -------------------------
                                                       Peter O.Crisp


                                                   Title: General Partner
                                                          ----------------------


                                                   /s/ Gibson Anderson, Jr
                                                   -----------------------------
                                                   Gibson Anderson, Jr. and

                                                   /s/ Margaret Anderson
                                                   -----------------------------
                                                   Margaret Anderson
                                                   As Trustees of the Gibson
                                                   and Margaret Anderson Trust
                                                   U/A dated 7/21/82

                                   /s/ G.F. Anderson
                                   -------------------------------------------
                                   G.F. Anderson


                                   /s/ Kay M. Anderson
                                   -------------------------------------------
                                   Kay M. Anderson


                                   /s/ Nola Hardin Anderson
                                   -------------------------------------------
                                   Nola Hardin Anderson


                                   /s/ Overton S. Anderson
                                   -------------------------------------------
                                   Overton S. Anderson



                                   /s/ Thomas E. Bailard
                                   -------------------------------------------
                                   Thomas E. Bailard, As Trustee of the Kristi
                                   Kathryn Markkula Trust Dated
                                   October 28, 1980

                                   /s/ Martin Bantle
                                   ------------------------------------------
                                   Martin Bantle


                                   /s/ Jason Bernstein
                                   ------------------------------------------
                                   Jason Bernstein, as
                                   Custodian for David Lawrence Bernstein
                                   under the California Uniform Transfers to
                                   Minors Act


                                   /s/ Ronald E. Bernstein
                                   ------------------------------------------
                                   Ronald E. Bernstein


                                   /s/ James A. Capolongo
                                   ------------------------------------------
                                   James A. Capolongo


                                   /s/ Gene Pearce Carter
                                   ------------------------------------------
                                   Gene Pearce Carter and


                                   /s/ Patricia Jo-Ann Carter
                                   ------------------------------------------
                                   Patricia Jo-Ann Carter
                                   Trustees, Carter Family Trust
                                   UTD 4/29/85

                                        CHARLES SCHWAB & CO., INC. FBO
                                        ROBERT N. HERZSTEIN SEP-IRA ACCT.
                                        #OD4319-1837


                                        By      /s/ Joseph Aldridge
                                               ---------------------
                                        Name:  JOSEPH ALDRIDGE
                                        Title: ACTING BRANCH MANAGER



Charles Schwab & Co., Inc. does not represent that it has satisfied Section 5.1(c) on page 8 in signing this document nor does Charles Schwab & Co., Inc. represent that it has analyzed this investment's merits and risk in any way. This account is self-directed and the investment decision is solely the customer's responsibility. Schwab is acting only as custodian and upon the client's express instructions.


                                        /s/ Howard D. Chastain, Jr.
                                        ----------------------------
                                        Howard D. Chastain, Jr.


                                        /s/ Charlie Chung
                                        ----------------------------
                                        Charlie Chung


                                        /s/ Glenn B. Dahl
                                        ----------------------------
                                        Glenn B. Dahl


                                        EDVENTURE CAPITAL CORPORATION


                                        By: [SIGNATURE ILLEGIBLE]
                                             -----------------------
                                        Title: President

                                   /s/ Dana Foy
                                   --------------------------------------------
                                   Dana Foy and


                                   /s/ Patricia Foy
                                   --------------------------------------------
                                   Patricia Foy


                                   /s/ Tully M. Friedman
                                   --------------------------------------------
                                   Tully M. Friedman, as Trustee of the
                                   Tully M. Friedman Revocable
                                   Trust U/A/D 1/3/80


                                   /s/ Michael P. Groom
                                   --------------------------------------------
                                   Michael P. Groom, Trustee or his Successor,
                                   Under the Michael P. Groom Revocable
                                   Living Trust dated 8/6/91


                                   /s/ Stephen E. Harris
                                   --------------------------------------------
                                   Stephen E. Harris and


                                   /s/ Frances J. Harris
                                   --------------------------------------------
                                   Frances J. Harris


                                   /s/ F. Warren Hellman
                                   --------------------------------------------
                                   F. Warren Hellman and


                                   /s/ Patricia Christina Hellman
                                   --------------------------------------------
                                   Patricia Christina Hellman
                                   As Trustees of the Hellman Family
                                   Revocable Trust Dated 12/17/84, as the
                                   same has been and may be amended

                                   /s/ Hector Hernandez
                                   -------------------------------------------
                                   Hector Hernandez



                                   /s/ Jurgen Hertel
                                   -------------------------------------------
                                   Jurgen Hertel



                                   /s/ [SIGNATURE ILLEGIBLE]
                                   -------------------------------------------
                                   Name: Trustee of the Stanley ad Marion
                                   Herzstein Revocable Trust



                                   /s/ George Michael Hey
                                   ----------------------------------------
                                   George Michael Hey



                                   /s/ Kazuyo Kawakita
                                   -------------------------------------------
                                   Kazuyo Kawaki

                                            /s/ Julia A. Lim
                                            ------------------------------------
                                            Julia A. Lim


                                            ____________________________________
                                            Jack L. Melchor,


                                            ____________________________________
                                            Norman J. Melchor and/or


                                            /s/ Gregory L. Melchor
                                            ------------------------------------
                                            Gregory L. Melchor
                                            As Trustees under Revocable Trust
                                            dtd 4/16/82, as amended, FBO Jack L.
                                            Melchor and Norma J. Melchor


                                            NEST EGG FAMILY LIMITED
                                            PARTNERSHIP


                                            By /s/ David E. Waldron
                                              ----------------------------------
                                            Title: General Partner


                                            /s/ Edward Parmacek
                                            ------------------------------------
                                            Edward Parmacek


                                            /s/ Margo Perlstein Parmacek
                                            ------------------------------------
                                            Margo Perlstein Parmacek
                                            As Trustee of the
                                            Margo Perlstein Parmacek Trust

                                        /s/ Todd Parmacek
                                        ------------------------
                                        Todd Parmacek


                                        /s/ Mukesh Patel
                                        ------------------------
                                        Mukesh Patel


                                        /s/ Darlene A. Pierce
                                        ------------------------
                                        Darlene A. Pierce


                                        /s/ Karen M. Sanchez
                                        ------------------------
                                        Karen M. Sanchez


                                        /s/ Masami Takai
                                        ------------------------
                                        Masami Takai

                                    /s/ W. Woodruff Tompkins
                                    --------------------------------------------
                                    W. Woodruff Tompkins, as Trustee for the
                                    W. Woodruff Tompkins Trust (Restated) Dated
                                    February 22, 1988

                                    TRANSCORP C/F WILLIAM E. MILLER IRA

                                    By: /s/ David J. Effrein
                                       -----------------------------------------
                                    Name: David J. Effrein
                                    Title: Trust Officer